ARTICLES OF MERGER

                                       OF

                           INVESTRA ENTERPRISES, INC.

                             (A FLORIDA CORPORATION)

                                      INTO

                          PATHOBIOTEK DIAGNOSTIC, INC.

                              (A TEXAS CORPORATION)

     The Undersigned, being President of Investra Enterprises, Inc., a Florida corporation, and the President of Pathobiotek Diagnostics, Inc. a Texas corporation, hereby certify as follows:

     1. A merger has been approved by the boards of directors of Investra Enterprises, Inc. a Florida corporation, and Pathobiotek Diagnostics, Inc. a Texas corporation.

     2. No vote of Shareholders is necessary because 100% of the outstanding shares of Investra Enterprises, Inc. are owned by Pathobiotek Diagnostics, Inc. and

          a) The corporation, Pathobiotek Diagnostics, Inc. is the sole survivor and the name of the corporation will be Pathobiotek Diagnostics, Inc.

          b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger

          c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.

          d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.

          e) the number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.

          f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

     3) The merger shall be effective on March 6, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Texas.

Investra Enterprises, Inc.                   Pathobiotek Diagnostics, Inc.

by:/s/Scott Deitler                          by:/s/Paul Enright


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State of Colorado                 )
                                  ) ss.
County of Jefferson               )

         ON THIS 6TH day of March , 2000, before me, a Notary Public, personally appeared Jim Toot, Vice President Investra Enterprises, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------
                                            Notary Public/s/David K. Bailey

                                            Residing at: Louisville, CO


My Commission Expires:

8/18/2002


State of Colorado          )
                           ) ss.
County of Jefferson        )

         ON THIS 6TH day of March 2000 before me, a Notary Public, personally appeared Paul Enright as Attorney in Fact for Pathobiotek Diagnostics, Inc. by Power of Attorney, and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

INWITNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------------
                                            Notary Public /s/David K. Bailey

                                            Residing at: Louisville, CO


My Commission Expires:

8/18/2002